EXHIBIT 99.3


            LIST OF OMITTED SCHEDULES TO THE STOCK PURCHASE AGREEMENT


     The Registrant agrees to furnish supplementally a copy of the omitted schedules listed below to the Securities and Exchange Commission upon request.

Schedule 3.1      Organization, Good Standing and Qualification

Schedule 3.3      No Adverse Consequences

Schedule 3.4      Capital Structure; Valid Issuance

Schedule 3.6      Absence of Certain Changes

Schedule 4.2      No Adverse Consequences

Schedule 5.1      Continuation of Business